UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Anixa Biosciences, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ANIXA BIOSCIENCES, INC.

3150 Almaden Expressway, Suite 250

San Jose, CA 95118

January 28, 2026

To the Stockholders of Anixa Biosciences, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Virtual Meeting”) of Anixa Biosciences, Inc. (the “Company”) to be held on a virtual basis on Tuesday, March 10, 2026 at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.	To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026; and

4.	To transact such other business as may properly come before the Virtual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, A vote FOR the approval on a non-binding, advisory basis, of the compensation of our named executive officers, AND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2026.

The Board has fixed the close of business on January 13, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Virtual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Virtual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Virtual Meeting.

Sincerely yours,

/s/ Dr. Amit Kumar
Dr. Amit Kumar
Chairman and Chief Executive Officer
Anixa Biosciences, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL MEETING, please read the proxy statement and promptly vote your proxy VIA the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE VIRTUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE VIRTUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE VIRTUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE VIRTUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2025 ARE AVAILABLE ON THE INTERNET AT http://ir.ANIXA.com/sec-filings OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Anixa Biosciences, Inc.

3150 Almaden Expressway, Suite 250

San Jose, CA 95118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on March 10, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Anixa Biosciences, Inc. (the “Company”) for use at the 2026 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Virtual Meeting”). The Virtual Meeting will be held at 10:00 a.m. Pacific time on Tuesday, March, 10, 2026 on a virtual basis for the following purposes:

1.	To elect Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.	To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026; and

4.	To transact such other business as may properly come before the Virtual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, a vote “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, and a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026.

Stockholders of record of our common stock at the close of business on January 13, 2026 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Virtual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Virtual Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Virtual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Virtual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Virtual Meeting by visiting the website: http://www.anixa.com.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Virtual Meeting will be available for ten days before this Virtual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Virtual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about January 28, 2026.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael J. Catelani
Michael J. Catelani
President, Secretary, Chief Operating Officer &
Chief Financial Officer
Anixa Biosciences, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, THE APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR as the Company’s independent registered public accounting firm FOR THE FISCAL YEAR ENDING OCTOBER 31, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Virtual Meeting to be Held on March 10, 2026: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended October 31, 2025, is available at: http://www.anixa.com/.

PROXY STATEMENT

Anixa Biosciences, Inc.

ANNUAL MEETING OF STOCKHOLDERS

to be held virtually at 10:00 a.m. Pacific time on Tuesday, March 10, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2026 Annual Meeting of Stockholders of the Company (the “Virtual Meeting”) to be held on a virtual basis on Tuesday, March 10, 2026 at 10:00 a.m. Pacific time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about January 28, 2026. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Anixa Biosciences, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Virtual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended October 31, 2025.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Virtual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on to http://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

●	View the Company’s proxy materials for the Virtual Meeting on the Internet; and

●	Instruct the Company to send future proxy materials to you electronically by email.

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Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.01 per share (“Common Stock”), on January 13, 2026 (the “Record Date”) may vote at the Virtual Meeting. There were 33,379,505 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 26 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Amit Kumar, our Chairman and Chief Executive Officer, and Michael Catelani, our President, Chief Operating Officer and Chief Financial Officer, as your representatives at the Virtual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Dr. Kumar and Mr. Catelani to vote your shares at the Virtual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Virtual Meeting. Even if you plan to attend the Virtual Meeting, we think that it is a good idea to complete and return your proxy card before the Virtual Meeting date just in case your plans change. If a proposal comes up for vote at the Virtual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Virtual Meeting.

What am I voting on?

You are being asked to vote:

1. To elect Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2. To approve on a non-binding, advisory basis the compensation of our named executive officers;

3. To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026; and

4. To transact such other business as may properly come before the Virtual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are a “stockholder of record” who may vote at the Virtual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Virtual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Virtual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Virtual Meeting as described below. Whether or not you plan to attend the Virtual Meeting, please vote prior to the Virtual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1) Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card or Internet Availability Notice, will vote your shares as you instruct on the proxy card or Internet Availability Notice. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2) Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card or in the Internet Availability Notice. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3) In person. You may vote at the Virtual Meeting by following the instructions when you log-in for the Virtual Meeting. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to vote at the Virtual Meeting.

(4) By Mail. You may vote by mail. If you requested printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you requested printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

●	By mail: You may obtain a paper copy of the proxy materials by writing to us at Anixa Biosciences, Inc., 3150 Almaden Expressway, Suite 250, San Jose, CA 95118, Attn: Michael Catelani, Secretary.

●	By telephone. You may obtain a paper copy of the proxy materials by calling 1 (800)-579-1639 or the Company at (408) 708-9808.

●	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

●	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

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Please make your request for a paper copy as instructed above on or before February 24, 2026 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Virtual Meeting. You may do this by:

●	sending a written notice to Michael Catelani, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Virtual Meeting; or

●	voting at the Virtual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Virtual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and the compensation of our named executive officers it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposals 2 and 3, you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Virtual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors and the non-binding advisory vote on executive compensation are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the four persons receiving the highest number of affirmative votes at the Virtual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Virtual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

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How many votes are required to approve the non-binding advisory vote on executive compensation?

The affirmative vote of a majority of the votes cast at the Virtual Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Virtual Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Virtual Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2026. Abstentions will have no direct effect on the outcome of this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, “for” the approval on a non-binding, advisory basis of the compensation of our named executive officers, and “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Virtual Meeting?

We will announce voting results at the Virtual Meeting and file a Current Report on Form 8-K announcing the voting results of the Virtual Meeting.

Who can help answer my questions?

You can contact our corporate Secretary, Michael Catelani, at (408) 708-9808 or by sending a letter to Mr. Catelani at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118 with any questions about proposals described in this Proxy Statement or how to execute your vote.

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THE ANNUAL MEETING

General

This Proxy Statement is being furnished to stockholders of Anixa Biosciences, Inc. as part of the solicitation of proxies by our Board for use at the Virtual Meeting to be held on March 10, 2026, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about January 28, 2026. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Virtual Meeting.

Date, Time, Place of Virtual Meeting

The Virtual Meeting will be held on a virtual basis on Tuesday, March 10, 2026 at 10:00 a.m. Pacific time, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Virtual Meeting

At the Virtual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1. To elect the Director Nominees to serve on the Company’s Board for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2. To approve on a non-binding, advisory basis the compensation of our named executive officers;

3. To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026; and

4. To transact such other business as may properly come before the Virtual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026.

Record Date and Voting Power

Our Board fixed the close of business on January 13, 2026, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Virtual Meeting. As of the Record Date, there were 33,379,505 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 33,379,505 votes may be cast at this Virtual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Virtual Meeting is represented virtually at the Virtual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

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In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Virtual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

The affirmative vote of a majority of the votes cast at the Virtual Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Virtual Meeting, but they will have no effect on the vote of this proposal.

The affirmative vote of a majority of the votes cast at the Virtual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2026. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1. Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and Internet Availability Notice, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2. Via Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card or in the Internet Availability Notice. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3. In person. You may vote at the Virtual Meeting by following the instructions when you log-in for the Virtual Meeting. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to vote at the Virtual Meeting

4. By mail. You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Virtual Meeting, it is possible that other matters may be presented at the Virtual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

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Revocability of Proxies

Proxies given by stockholders of record for use at the Virtual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Virtual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Virtual Meeting on the day of the Virtual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our Bylaws, each as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Virtual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our corporate Secretary, Michael Catelani, at (408) 708-9808 or by sending a letter to Mr. Catelani at offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118. The Company’s telephone number at such address is (408) 708-9808.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR as the Company’s independent registered public accounting firm FOR THE FISCAL YEAR ENDING OCTOBER 31, 2026.

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PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Virtual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2027 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve, or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of four directors, Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. At the Virtual Meeting, four directors are to be elected (Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr.), each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Virtual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Dr. Kumar has served as our Chief Executive Officer since July 2017, as a director of the Company since November 2012 and as Chairman of the Board since August 2016. From July 2017 until April 2022, he served as President and from June 2015 until August 2016, he served as Vice Chairman of the Board. Dr. Kumar served as a strategic advisor to the Company from September 2012 until July 2017. He has been Executive Chairman of the board of directors of Anixa Diagnostics Corporation, a wholly owned subsidiary of the Company since June 2015. Upon his appointment as Executive Chairman, Dr. Kumar resigned from his position as the Chief Executive Officer of Geo Fossil Fuels LLC, an energy company, which he had held since December 2010. From September 2001 to June 2010, he was President and Chief Executive Officer of CombiMatrix Corporation, a NASDAQ listed biotechnology company, and also served as director from September 2000 to June 2012. He was Vice President of Life Sciences of Acacia Research Corporation, a publicly traded investment company, from July 2000 to August 2007 and also served as a director from January 2003 to August 2007. Dr. Kumar served as Chairman of the board of directors of Ascent Solar Technologies, Inc., a publicly held solar energy company, from June 2007 to September 2022. He served as a director of Aeolus Pharmaceuticals, Inc., a publicly traded biotechnology company, from June 2004 to June 2018. Dr. Kumar served as Chairman of Actym Therapeutics, a private biotechnology company until January 2023. Dr. Kumar served on the board of the American Cancer Society from 2016 to 2022. Dr. Kumar is currently the Chairman of privately held company, EdisonXFC, which he co-founded in April 2023. Dr. Kumar holds an A.B. in Chemistry from Occidental College. After graduate studies at Stanford University and Caltech, he received his Ph.D. from Caltech and completed his post-doctoral training at Harvard University. He has experience in technology driven startups, both at the board of directors and operating levels, in a broad variety of areas including finance, acquisitions, research and development, and marketing, and, as described above, has served as a director and/or officer of various publicly traded companies.

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Dr. Baskies has served on our Board since September 2018. He previously served as a director of the Company from August 2016 until September 2017. Dr. Baskies is a surgical oncologist affiliated with Virtua Health Systems in southern New Jersey, where he specializes in surgical oncology and general surgery, and is Clinical Professor of Surgery at Rowan School of Medicine. He trained at Boston University Medical Center and the Surgery Branch of the National Cancer Institute where his early research involved evaluating the immune status of patients with cancer, and immunotherapy treatment. He has extensive experience in all facets of general surgical and surgical oncologic problems, with special interests in the treatment of breast cancer, gastrointestinal cancers, thyroid cancer, melanoma, and parathyroid disease, and is a co-investigator in several national studies dealing with breast cancer prevention. Dr. Baskies has served as a director of Baudax Bio, Inc., a publicly held drug development company, since August 2020. He served as Chairman of the New Jersey Governor’s Task Force on Early Detection, Prevention and Treatment of Cancer, having created and chaired the cancer control plan for the state from 2000-2016, and is a member of numerous societies, including the Society of Surgical Oncology, the American Society of Breast Surgeons, the American Society of Clinical Oncology, and the American College of Surgeons. Dr. Baskies has been involved with the American Cancer Society for over 40 years. He was awarded the Society’s Silver Chalice Award in 1998 and the Society’s St. George National Award in 2009. He has held leadership positions at many levels of the organization, including service as the first board scientific officer for the American Cancer Society Board of Directors in 2015, and was the chief medical officer and Chairman of the Board of Directors of the former Eastern Division of the American Cancer Society. In 2017, he served as the Chairman of the National Board of Directors of the American Cancer Society. He helped develop the current guidelines for breast cancer screening and colon cancer screening which are used on a daily basis in the United States and internationally. He chaired the Global Cancer Control Advisory Council for the society, the St. Baldrick’s Foundation/ACS Alliance, and currently serves on the Global Breast Cancer Initiative of the World Health Organization. He has helped set the standards for cancer care accreditation through his involvement with the Commission on Cancer and the National Accreditation Program for Breast Centers. He has served on the Executive Committees, standards development and quality improvement and technology committees of both organizations. He is also a member of the Executive Committee and Chairman of the International Board of Trustees of the Israel Cancer Research Fund. He received a medical degree from Boston University School of Medicine in 1975 where he was awarded the Itabashi Cancer Research Prize, and a bachelor of arts degree, summa cum laude, from Boston University College of Liberal Arts in 1971.

Ms. Gottschalk has served on our Board since October 2019. She is an experienced marketer with over 30 years of developing products for the consumer marketplace. She has been the Chief Executive Officer of The Garr Group, Inc. since 1997, a diverse entertainment and new product development company that she founded that sells entertainment and general merchandise to the mass, specialty and on-line market. The Garr Group identifies “white space” opportunities in the marketplace and defines and develops products that uniquely touch consumers’ lives. The Garr Group is equally focused on brick and mortar, on-line and emerging distribution channels. Previously, she was Marketing Director of Zany Brainy, a children’s educational toy store that she helped launch. Since 1997, Ms. Gottschalk’s companies have produced over 150 million CD’s/DVD’s to the US retail market, developed a proprietary Android tablet called “RealPad, by AARP” with Intel and has created private label brands across the home, sporting goods and electronics market. She is a graduate of Cornell University’s School of Hotel Administration and serves on the board of several philanthropic organizations.

Mr. Titterton has served as a director of the Company since July 2017, and as Lead Independent Director since July 2018. He previously served as a director of the Company from August 2010 through August 2016 and July 1999 through January 2003, as the Chairman of the board from July 2012 through August 2016, and interim Chief Executive Officer from August 2012 until September 2012. He has served on the board of directors of ParkerVision, Inc., a publicly traded wireless technology company, since June 2023 and he previously served from September 2018 to April 2019. His background is in high technology with an emphasis on health care and he was the Chairman of the board of directors of NYMED, Inc., a diversified health services company, from 1989 until October 2018. Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986. He holds an MBA from the State University of New York at Albany, and a B.A. degree from Cornell University. Mr. Titterton has been involved with our Company as a director or investor for over twenty-five years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

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We believe that our Director Nominees represent a desirable mix of backgrounds, skills, experiences, genders and members of underrepresented communities. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Dr. Kumar is an experienced research scientist and entrepreneur, and has experience in technology driven startups, both at the board and operating levels, in a broad variety of areas including finance, acquisitions, R&D, and marketing, and has served as a director and officer of other publicly traded companies.

Dr. Baskies is an experienced surgical oncologist who has previously served as the Chairman of the National Board of Directors of the American Cancer Society.

Ms. Gottschalk is an experienced executive and marketer and has started and run companies selling products to the consumer market.

Mr. Titterton has been involved with our Company as a director or investor for over twenty-five years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Virtual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company	Director and/or Executive Officer Since
Dr. Amit Kumar	61	Chairman of the Board and Chief Executive Officer	2012
Dr. Arnold Baskies	76	Director	2018
Emily Gottschalk	65	Director	2019
Lewis H. Titterton, Jr.	81	Lead Independent Director	2017
Michael J. Catelani	59	President, Chief Operating Officer and Chief Financial Officer	2016

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Mr. Catelani has served as our President since April 2022, as our Chief Operating Officer since July 2017 and as our Chief Financial Officer since November 2016. Mr. Catelani is a seasoned executive with over 30 years of experience in finance and operations. From October 2012 to July 2017, he served as a contract Chief Financial Officer to a number of established privately held businesses in the biotechnology field. He served on the board of directors of PRC Clinical, a privately held clinical research organization, from January 2015 to July 2017. In July 2006, he co-founded Tacere Therapeutics, Inc., a privately held biotechnology company, and served as its Chairman, President and Chief Financial Officer until its sale in October 2012. While at Tacere, Mr. Catelani was instrumental in establishing and managing a $150 million drug development collaboration with Pfizer, Inc. Prior to Tacere, he served on the Board of Directors and was the Chief Financial Officer of Benitec Biopharma Limited, at the time an Australian Securities Exchange listed biotechnology company. Prior to Benitec, Mr. Catelani served as Vice President and Chief Financial Officer at Axon Instruments, Inc., a U.S. corporation publicly traded on the Australian Securities Exchange that was a leading designer and manufacturer of instrumentation and software systems for biotechnology and diagnostics research. Prior to Axon, he served as the Vice President of Finance for Media Arts Group, Inc., an NYSE listed branded consumer products company. Mr. Catelani has also worked with several early-stage start-up companies in multiple industries, including biotechnology, cleantech and retail, in advisory and management roles. Mr. Catelani began his professional career at Ernst & Young and is a CPA (Inactive). He holds a B.S. degree in Accounting from California State University, Sacramento and an MBA from the University of California, Davis.

Except for Dr. Kumar, Dr. Baskies, and Mr. Titterton, none of our current directors or executive officers has served as a director of another public company within the past five years.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. To the Company’s knowledge there have been no material legal proceedings as described in Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers or in which any of the Company’s directors, Director Nominees or executive officers are adverse, or have a material interest adverse, to the Company.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company. Our common stock trades on the NASDAQ Capital Markets and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors. Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. (our Lead Independent Director) currently meet the definition of “independent” as defined by the SEC. The Board of Directors has separately designated audit, nominating and corporate governance and compensation committees. Our Chairman, Dr. Amit Kumar, is an employee of the Company and as such does not qualify as an “independent” director.

Committees of the Board

On July 9, 2015, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at http://ir.anixa.com/committee-charters.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

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The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the Company’s independent auditors.

Audit Committee Report

Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors. The Audit Committee discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Conclusion. Based on the review and discussions referred to above, the Audit Committee determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2025, for filing with the SEC.

The members of the Audit Committee are Lewis H. Titterton, Jr. (Chairman), Dr. Arnold Baskies and Emily Gottschalk. Our Board has determined that Mr. Titterton qualifies as an Audit Committee financial expert as defined by SEC rules, based on his education, experience and background. Please see Mr. Titterton’s biographical information above for a description of his relevant experience.

Compensation Committee

The Compensation Committee will be at all times composed of exclusively independent directors. Among other functions, the Compensation Committee will oversee the compensation of the Company’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The members of the compensation committee are Lewis H. Titterton, Jr. (Chairman), Dr. Arnold Baskies and Emily Gottschalk.

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Compensation Committee Processes and Procedures. The Compensation Committee meets at least two times per year and with greater frequency, if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may negotiate the terms of his or her compensation with the Compensation Committee, but the Chief Executive Officer does not participate in, and is not present during, deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, to the extent required by SEC and Nasdaq rules, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

The Compensation Committee generally holds one or more meetings during the fourth quarter of the calendar year to discuss and make recommendations to the Board for annual compensation adjustments, annual bonuses, annual equity awards, and new corporate performance objectives for directors and employees. The Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines recommendations to the Board regarding any adjustments to his compensation as well as awards to be granted. As a pre-revenue biotechnology company, with a business model that conserves funds by collaborating with third parties to develop its technologies, there is no single financial performance measure that is used when considering annual compensation for executives and directors. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, the progress of development of the Company’s various technologies, as well as materials such as financial reports and projections, operational data, cash position, operating cash flows, operating expenses, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, compensation data from comparative companies, compensation surveys, and recommendations of any compensation consultant, if applicable.

Nominating and Corporate Governance Committee

The Nominating Committee will be at all times composed of exclusively independent directors. The principal duties and responsibilities of the Nominating Committee are to identify qualified individuals to become board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board the Company’s corporate governance guidelines. In selecting directors, the Nominating Committee will consider candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise.

●	Candidates should be individuals of personal integrity and ethical character.

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●	Candidates should have background, achievements, and experience that will enhance our Board. This may come from experience in areas important to our business, substantial accomplishments or prior or current associations with institutions noted for their excellence.

●	Candidates should have demonstrated leadership ability, the intelligence and ability to make independent analytical inquiries and the ability to exercise sound business judgment.

●	Candidates should be free from conflicts that would impair their ability to discharge the fiduciary duties owed as a director to the Company and its stockholders, and we will consider directors’ independence from our management and stockholders.

●	Candidates should have, and be prepared to devote, adequate time and energy to the Board and its committees to ensure the diligent performance of their duties, including by attending meetings of the Board and its committees.

●	Due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences, as well as age, gender, ethnicity and underrepresented communities.

●	Consideration will also be given to relevant legal and regulatory requirements.

We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors accumulate during their tenure. Accordingly, the process of the Nominating Committee for identifying nominees for directors will reflect our practice of generally re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership on the Board, whom the Nominating Committee believes continue to make important contributions and who consent to continue their service on the Board. If the Nominating Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and that there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Nominating Committee’s view the incumbent should not be re-nominated, the Nominating Committee will, absent special circumstances, generally propose the incumbent director for re-election. Although we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the Nominating Committee will take into account the personal characteristics (gender, ethnicity, age and underrepresented communities), skills and experience, qualifications and background of current and prospective directors’ diversity as one factor in identifying and evaluating potential director candidates, so that the Board, as a whole, will possess what the nominating and corporate governance committee believes are appropriate skills, talent, expertise and backgrounds necessary to oversee our Company’s business.

If the incumbent directors are not nominated for re-election or if there is otherwise a vacancy on the Board, the Nominating Committee may solicit recommendations for nominees from persons that the Nominating Committee believes are likely to be familiar with qualified candidates, including from members of the Board and management. While the Nominating Committee may also engage a professional search firm to assist in identifying qualified candidates, the Nominating Committee did not engage any third party to identify or evaluate or assist in identifying or evaluating the Director Nominees. We do not have a policy with regard to the consideration of director candidates recommended by stockholders. Due to the size of our Company and Board, the Nominating Committee does not believe that such a policy is necessary.

Depending on its level of familiarity with the candidates, the Nominating Committee may choose to interview certain candidates that it believes may possess qualifications and expertise required for membership on the Board. It may also gather such other information it deems appropriate to develop a well-rounded view of the candidate. Based on reports from those interviews or from Board members with personal knowledge and experience with a candidate, and on all other available information and relevant considerations, the Nominating Committee will select and nominate candidates who, in its view, are most suited for membership on the Board.

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The members of the nominating and corporate governance committee are Dr. Arnold Baskies (Chairman), Lewis H. Titterton, Jr., and Emily Gottschalk.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of four directors. On July 26, 2018, the independent members of the Board appointed Mr. Titterton as the lead independent director. The lead independent director’s responsibilities include presiding at meetings of the Board at which the Chairman of the Board (who also serves as Chief Executive Officer of the Company) is not present, including executive sessions of the independent directors, and serving as a liaison between the Chairman of the Board and the independent directors. The independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, while the Board has appointed a lead independent director, to the extent the composition of the Board changes in the future, the Board may reevaluate the role or necessity for a lead independent director. We have determined that this structure is appropriate given the size of the Company and our operations.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition, our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Attendance

There were four meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2025. Dr. Kumar, Dr. Baskies, Ms. Gottschalk, and Mr. Titterton attended all of the aggregate number of meetings of the Board that they were eligible to attend.

There were six meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2025. Each of the committee members attended all of the meetings of the Audit Committee that they were eligible to attend.

There were three meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2025. Each of the committee members attended all of the meetings of the Compensation Committee that they were eligible to attend.

There were two meetings, exclusive of action by unanimous written consent, of the Nominating Committee held during fiscal year 2025. Each of the committee members attended all of the meetings of the Nominating Committee that they were eligible to attend.

All members of our Board who then were serving as directors and were director nominees at that time attended our 2025 annual meeting of stockholders. We encourage our directors to attend the annual meeting of stockholders.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Secretary, Anixa Biosciences, Inc., 3150 Almaden Expressway, Suite 250, San Jose, California 95118. A current copy of our code of ethics is also available on our website at http://ir.anixa.com/governance-docs.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2025.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees. The policy is designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company.

Employee, Officer and Director Hedging

We do not have any practices or policies regarding the ability of employees (including officers) or directors of the Company, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities (i) granted to the employee or director by the Company as part of the compensation of the employee or director; or (ii) held, directly or indirectly, by the employee or director.

Award Timing

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Transactions with Related Persons

Aside from compensation arrangements with executive officers described below, there are no other transactions entered into by the Company with related persons.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us. The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Executive Compensation

The following table sets forth certain information for the fiscal years ended October 31, 2025 and 2024, with respect to compensation awarded to, earned by or paid to our Chairman of the Board and Chief Executive Officer and our President, Chief Operating Officer and Chief Financial Officer (the “Named Executive Officers”). No other executive officer received total compensation in excess of $100,000 during fiscal year 2025 or 2024.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total Compensation
Dr. Amit Kumar	2025	$815,170	$500,000	$1,129,100	$102,414	$2,546,684
Chairman of the Board and Chief Executive Officer	2024	$785,463	$500,000	$2,093,000	$97,574	$3,476,037

Michael J. Catelani	2025	$553,155	$150,000	$564,550	$31,000	$1,298,705
President, Chief Operating Officer and Chief Financial Officer	2024	$533,002	$150,000	$1,046,500	$30,500	$1,760,002

(1)	These amounts have been calculated in accordance with Accounting Standards Codification (“ASC”) 718. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2025, included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these stock options and do not correspond to the actual value that may be recognized by our Named Executive Officers.

(2)	These amounts reflect the sum of the incremental cost to us of all perquisites and personal benefits, including: compensation for use of a home office, reimbursement of medical insurance benefits and employer contributions to the Named Executive Officer’s 401k benefit plan accounts.

Employment Agreements

We have not entered into employment agreements with either of our named executive officers. Each of Dr. Kumar and Mr. Catelani are engaged as at-will employees of the Company.

Stock Options

Outstanding Stock Option Awards

The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers outstanding on October 31, 2025:

OUTSTANDING OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Un-Exercisable		Option Exercise Price ($)	Option Expiration Date
Dr. Amit Kumar	600,000				$3.70	5/8/2028
	500,000				$3.70	5/8/2028
	520,000				$3.84	12/12/2029
	1,000,000				$2.83	12/23/2030
	500,000				$4.02	6/1/2031
	500,000	(1)	1,500,000	(1)	$4.02	6/1/2031
	500,000				$2.74	3/10/2032
	660,926	(2)	39,074	(2)	$4.19	1/3/2033
	427,768	(3)	272,232	(3)	$4.39	1/12/2034
	194,440	(4)	505,560	(4)	$2.37	1/2/2035

Michael J. Catelani	50,000				$4.85	11/15/2026
	200,000				$0.96	7/6/2027
	500,000				$3.70	5/8/2028
	100,000				$3.84	12/12/2029
	100,000				$2.83	12/23/2030
	100,000				$4.02	6/1/2031
	25,000	(1)	75,000	(1)	$4.02	6/1/2031
	500,000				$2.74	3/10/2032
	100,000				$2.62	4/14/2032
	330,462	(2)	19,538	(2)	$4.19	1/3/2033
	213,884	(3)	136,116	(3)	$4.39	1/12/2034
	97,220	(4)	252,780	(4)	$2.37	1/2/2035

(1)	Options shall vest as follows: (i) 25% of the granted options vest if during any 5 trading day period the average closing stock price of the Company’s Common Stock is at least $5.00, (ii) 25% of the granted options vest if during any 5 trading day period the average closing stock price of the Company’s Common Stock is at least $6.00, (iii) 25% of the granted options vest if during any 5 trading day period the average closing stock price of the Company’s Common Stock is at least $7.00, and (iv) 25% of the granted options vest if during any 5 trading day period the average closing stock price of the Company’s Common Stock is at least $8.00.

(2)	Options vest and become exercisable in 36 consecutive monthly installments, beginning January 31, 2023 and continuing through December 31, 2025.

(3)	Options vest and become exercisable in 36 consecutive monthly installments, beginning January 31, 2024 and continuing through December 31, 2026.

(4)	Options vest and become exercisable in 36 consecutive monthly installments, beginning January 31, 2025 and continuing through December 31, 2027.

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Stock Option Grants

The following table summarizes stock option grants during fiscal year 2025.

GRANTS OF OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#)	Exercise Price of Option Awards ($)	Grant Date Fair Value ($)(1)
Dr. Amit Kumar	1/2/2025	700,000	$2.37	$1,129,100

Michael J. Catelani	1/2/2025	350,000	$2.37	$564,550

(1)	These amounts have been calculated in accordance with ASC 718. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2025, included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these stock options and do not correspond to the actual value that may be recognized by our Named Executive Officers.

Stock Option Exercises

During the year ended October 31, 2025, Dr. Kumar exercised 200,000 stock options on a cashless basis resulting in the issuance of 29,887 shares of common stock for a total value of $228,000.

Stock Awards

There are currently no outstanding restricted stock awards.

Timing of Equity Awards

The Board and Compensation Committee grant awards without regard to the share price or the timing of the release of material nonpublic information and do not time grants for the purpose of affecting the value of executive compensation. Accordingly, it is our policy that our management team makes a good faith effort to advise the Board and Compensation Committee whenever it is aware that material nonpublic information is planned to be released to the public in close proximity to the grant of equity awards.

Potential Payments upon Termination or Change in Control

Dr. Amit Kumar

The time-based and performance-based options granted Dr. Kumar pursuant to our 2010 Share Incentive Plan and our 2018 Share Incentive Plan (collectively the “Share Plans”) provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable upon a change in control as defined below. The intrinsic value of the options that would be accelerated would be $1,054,786, which was calculated based on the excess of our closing share price on October 31, 2025 and each option’s exercise price, multiplied by the number of options that would be accelerated for each grant.

Michael J. Catelani

The time-based and performance-based options granted Mr. Catelani pursuant to our Share Plans provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable upon a change in control as defined below. The intrinsic value of the options that would be accelerated would be $453,143, which was calculated based on the excess of our closing share price on October 31, 2025 and each option’s exercise price, multiplied by the number of options that would be accelerated for each grant.

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Change in Control

Under our Share Plans, “change in control” means:

●	Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

●	Change in Effective Control: A change in effective control of the Company occurs on the date that either:

○	any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

○	a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, that this paragraph will apply only to the Company if no other corporation is a majority shareholder.

●	Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change of Control” as defined under Code Section 409A and the applicable treasury regulations, as amended from time to time.

Pay Versus Performance

The following Pay Versus Performance information presents the compensation of our Named Executive Officers (“NEOs”) disclosed in the Summary Compensation Table as well as Compensation Actually Paid (“CAP”) to our NEOs and certain performance measures prepared in accordance with Item 402(v) of SEC Regulations S-K as of October 31, 2025.

As discussed further below, the CAP amounts do not necessarily represent actual compensation earned or realized by our NEOs in a given year. The Compensation Committee did not consider the Pay Versus Performance information in 2025 in making its compensation decisions for our NEOs. For additional information about our performance-based pay philosophy and how the Compensation Committee aligns executive compensation with our performance, refer to the “Compensation Committee Processes and Procedures” section above.

	Summary Compensation	Compensation Actually	Average Summary Compensation	Average Compensation Actually	Value of Initial Fixed $100 Investment Based On (3):
Year	Table Total for PEO (1)	Paid to PEO (2)	Table Total for Non-PEO NEOs (1)	Paid to Non-PEO NEOs (2)	TSR	Peer Group TSR	Net Loss (millions) (4)	Company Selected Measure (5)
2025	$2,546,684	$3,708,818	$1,298,705	$1,630,653	$73.75	$137.23	$11.0	-
2024	$3,476,037	$3,129,297	$1,760,002	$1,493,234	$62.50	$118.14	$12.7	-
2023	$3,639,651	$(2,620,710)	$1,965,876	$134,096	$56.43	$80.63	$9.9	-

(1)	For each fiscal year presented, Dr. Kumar was our Principal Executive Officer (“PEO”) and Mr. Catelani was our only Non-PEO NEO.

(2)	The CAP amounts presented reflect the following adjustments to compensation reported within the Summary Compensation Table as required by the SEC:

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	2025		2024		2023
Adjustments to Summary Compensation Table amounts to CAP amounts	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table	$2,546,684	$1,298,705	$3,476,037	$1,760,002	$3,639,651	$1,965,876
Grant Date FV of option awards granted in fiscal year	(1,129,100)	(564,550)	(2,093,000)	(1,046,500)	(2,354,100)	(1,177,050)
FV at year-end of outstanding and unvested option awards granted in fiscal year	1,562,686	781,343	1,104,143	552,072	1,013,134	506,567
Vesting date FV of awards granted in fiscal year and vested in fiscal year	433,436	216,718	385,700	192,850	510,047	255,024
Change in FV of awards granted in prior years that are outstanding and unvested as of the end of the fiscal year	562,023	53,087	244,489	25,943	(4,284,013)	(926,354)
Change in FV of awards granted in prior years and vested in fiscal year	(266,911)	(154,650)	11,928	8,867	(1,145,429)	(489,967)
Total Compensation Actually Paid	$3,708,818	$1,630,653	$3,129,297	$1,493,234	$(2,620,710)	$134,096

(3)	Total Shareholder Return (“TSR”) represents cumulative total shareholder return on a fixed investment of $100 in our common stock for the period beginning on the last trading day of the fiscal year ended October 31, 2022 through the last trading day of the applicable fiscal year. Peer Group TSR represents cumulative total shareholder return on a fixed investment of $100 in the S&P Biotechnology Select Industry Index for the period beginning on the last trading day of the fiscal year ended October 31, 2022 through the last trading day of the applicable fiscal year.

(4)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable year. While we are a pre-revenue biotechnology company and no portion of NEO compensation is dependent upon our net loss, SEC rules require that net income/loss be presented as a performance measure in this table.

(5)	As a pre-revenue biotechnology company, we have implemented a business model that conserves funds by collaborating with third parties to develop our technologies. As a result, at this stage in our corporate life-cycle, there is no single financial performance measure that our Compensation Committee uses when considering annual compensation for our NEOs. Instead, the Compensation Committee focuses on a variety of factors including the progress of development of our various technologies, our level of operating expenses and our cash position. After discussion with our Compensation Committee, and given the relative weight that the Compensation Committee affords each of these factors and our unique business model, we have elected not to include a “Company-Selected Measure” at this time. We will continue to assess this decision in consultation with our Compensation Committee on a forward looking basis and will include a “Company-Selected Measure” when our Compensation Committee deems it appropriate.

Relationship between CAP and Performance Measures

In accordance with Item 402(v) requirements, we are providing the following charts to describe the relationships between CAP to our NEOs and our financial performance, in each case presented in the charts below: 1) TSR of both the Company and our peer group and 2) Net Loss.

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Chart 1: Compensation Actually Paid versus TSR

Chart 2: Compensation Actually Paid versus Net Loss

Director Compensation

On December 9, 2024, after a review of non-employee director compensation at comparable companies, the Compensation Committee approved cash compensation of directors, and on January 2, 2025, approved equity compensation of directors. Commencing in January 2025, each non-employee director received cash compensation of $95,000 paid in four quarterly installments, and the grant of a 10 year nonqualified stock option to purchase 25,000 shares of common stock exercisable at $2.37, such option vesting monthly over a one year period. Our employee director, Dr. Amit Kumar, did not receive any additional compensation for services provided as a director during fiscal year 2025.

The following table sets forth compensation of Lewis H. Titterton, Jr., Dr. Arnold Baskies, and Emily Gottschalk, our non-employee directors, during fiscal year 2025:

DIRECTORS’ COMPENSATION

Name	Cash	Option Awards (1)(2)	Total Compensation
Lewis H. Titterton, Jr.	$95,000	$39,625	$134,625
Dr. Arnold Baskies	$95,000	$39,625	$134,625
Emily Gottschalk	$95,000	$39,625	$134,625

(1)	These amounts have been calculated in accordance with ASC 718. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2025, included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these stock options and do not correspond to the actual value that may be recognized by our directors.

(2)	At October 31, 2025, Mr. Titterton, Dr. Baskies and Ms. Gottschalk held unexercised stock options to purchase 852,000, 363,000 and 280,000 shares respectively, of our common stock.

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PROPOSAL 2

APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled “Executive Compensation” elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2025.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Virtual Meeting:

“RESOLVED, that the stockholders of Anixa Biosciences, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Anixa Biosciences, Inc. proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Vote Required

The approval, on an advisory basis, of the stockholders by a majority of the votes properly cast at the Virtual Meeting is being sought to approve the compensation of our named executive officers as disclosed in this proxy statement.

Recommendation

Our Board recommends that stockholders vote FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2025

Introduction

On December 18, 2025, the Audit Committee of the Company’s Board of Directors appointed the firm of Haskell & White LLP to serve as the Company’s independent auditors for our fiscal year ending October 31, 2026. Stockholders will be asked to ratify the Audit Committee’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2026. A representative of the Auditor is not expected to be present at the Virtual Meeting.

Fees

The following table describes fees for professional audit services rendered and billed by Haskell & White LLP, our present independent registered public accounting firm and principal accountant, for the audit of our consolidated financial statements and for other services during fiscal years 2025 and 2024.

Type of Fee	2025	2024
Audit Fees (1)	$117,000	$104,500
Audit Related Fees (2)	44,720	40,000
Tax Fees (3)	33,250	41,950
Total	$194,970	$186,450

(1)	Audit fees represent fees billed for services rendered by Haskell & White LLP for the audit of our consolidated financial statements and review of our quarterly reports on Form 10-Q.

(2)	Audit related fees represent fees billed for services rendered by Haskell & White LLP in connection with our Registration Statements and the preparation of comfort letters.

(3)	Tax fees represent fees billed for services rendered by Haskell & White LLP for the preparation of Federal and State income tax returns.

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in fiscal year 2025. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the full Board. Fee estimates for these services are approved by the Chairman of the Audit Committee based on information provided by our management.

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026 requires the affirmative vote of a majority of the votes cast at this Virtual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2026.

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OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Virtual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 33,379,505 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Virtual Meeting will be elected. The affirmative vote of a majority of the votes properly cast at the Virtual Meeting or by proxy is required for approval of proposals 2 and 3. Shares of the Common Stock represented at the meeting and by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Virtual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Virtual Meeting. If any additional matter should properly come before the Virtual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

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Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth certain information with respect to our common stock beneficially owned as of the Record Date by (a) each person who is known by our management to be the beneficial owner of more than 5% of our outstanding common stock, (b) each of our directors and executive officers, and (c) all directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(3)	Percent of Class (4)
Directors and Officers of the Company
Dr. Amit Kumar 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	6,227,016	16.0%
Michael J. Catelani 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	2,468,102	6.9%
Lewis H. Titterton, Jr. 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	1,809,500	5.3%
Dr. Arnold Baskies 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	492,166	1.5%
Emily Gottschalk 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	329,831	1.0%
All Directors and Executive Officers as a Group (5 persons)	11,326,615	26.4%

(1)	A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days. Except as otherwise noted, each designated beneficial owner in this proxy statement has sole voting power and investment power with respect to the shares of common stock beneficially owned by such person.

(2)	Includes 0 shares, 250,000 shares, 356,000 shares, 83,000 shares, 0 shares, and 689,000 shares which Dr. Amit Kumar, Michael J. Catelani, Lewis H. Titterton, Jr., Dr. Arnold Baskies, Emily Gottschalk and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2010 Share Incentive Plan.

(3)	Includes 5,617,204 shares, 2,173,602 shares, 484,166 shares, 284,166 shares, 284,166 shares, and 8,843,304 shares which Dr. Amit Kumar, Michael J. Catelani, Lewis H. Titterton, Jr., Dr. Arnold Baskies, Emily Gottschalk and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2018 Share Incentive Plan.

(4)	Based on 33,379,505 shares of common stock outstanding as of the Record Date.

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Deadline for Submission of Stockholder Proposals and Director Nominations for 2026 Annual Meeting of Stockholders

Stockholders intending to present a proposal at our 2027 Annual Meeting must comply with the requirements set forth in the Company’s Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The Bylaws require, among other things, that a stockholder must have given timely notice any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty (120) days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or a reasonable time before the date on which the Company begins to print and mail its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the anniversary of the prior year’s meeting). Accordingly, for the 2027 Annual Meeting of Stockholders, proposals must be received by the Company at its offices at 3150 Almaden Expressway, Suite 250, San Jose, 95118 no later than September 30, 2026. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2027 Annual Meeting of Stockholders.

Stockholders intending to propose a director nominee at our 2027 Annual Meeting must comply with the requirements set forth in the Company’s Bylaws and comply with the SEC’s universal proxy rules. Accordingly, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by the Bylaws and SEC Rule 14a-19(b) under the Exchange Act. For any such director nominee to be included on our proxy card for the 2027 Annual Meeting, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than January 9, 2027.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Dr. Amit Kumar. Dr. Kumar will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Householding of Proxy Materials; Receipt of More than One Proxy Card

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials and annual reports. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. This practice is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our secretary at (408) 708-9808 or write to Anixa Biosciences, Inc., 3150 Almaden Expressway, Suite 250, San Jose, CA 95118. If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting our secretary in the same manner.

If you have received more than one notice or otherwise have access to more than one proxy card, you may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended October 31, 2025. Such Report includes the Company’s audited financial statements for the 2025 fiscal year and certain other financial information.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Michael Catelani, Secretary of the Company, at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS DR. AMIT KUMAR AND MICHAEL CATELANI, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ANIXA BIOSCIENCES, INC. HELD OF RECORD BY THE UNDERSIGNED ON JANUARY 13, 2026, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 10, 2026, OR ANY ADJOURNMENT THEREOF.

1. Election of Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. to hold office until the 2027 Annual Meeting of Stockholders or their successors are elected and qualified.

☐ FOR ALL THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (see instructions)

☐ Dr. Amit Kumar

☐ Dr. Arnold Baskies

☐ Emily Gottschalk

☐ Lewis H. Titterton, Jr.

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2. To approve on a non-binding, advisory basis the compensation of our named executive officers:

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and FOR proposals 2 and 3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF Anixa Biosciences, Inc.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET- You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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